SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported) May 2, 2003
                                                 -----------


                            MORGAN GROUP HOLDING CO.
                            ------------------------

             (Exact Name of Registrant as Specified in its Charter)



    Delaware                       333-73996               13-4196940
    --------                       ---------               ----------

(State of other               (Commission File          (IRS Employer
Jurisdiction of                   Number)               Identification)
Incorporation)




401 Theodore Fremd Avenue  Rye, New York                      10580
----------------------------------------                      -----

(Address of Principal Executive Offices                      Zip Code



Registrant's Telephone Number, Including Area Code: 914-921-1877
                                                    ------------


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ITEM 4. Change In Registrant's Certifying Accountant

On April 29, 2003, Morgan Group Holding Co. (the "Company"), a Delaware corporation, individually and on behalf of all others similarly situated, commenced an action against Ernst & Young LLP, among others, in the United States District Court, Southern District of New York. The allegations in the lawsuit do not relate to the audit by Ernst & Young of any of the Company's financial statements but rather to the audit by Ernst & Young of the financial statements of The Morgan Group, Inc. ("Morgan").

By letter dated May 2, 2003, Ernst & Young LLP confirmed that the client-auditor relationship between the Company and Ernst & Young ceased. The cessation of the relationship was not recommended or approved by the board of directors of the Company.

Ernst & Young's reports on the financial statements of the Company for each of the two fiscal years ended December 31, 2001 and 2000 were unqualified with an explanatory paragraph for an uncertainty regarding the Company's ability to continue as a going concern.

As previously reported by the Company, as a result of the bankruptcy of Morgan, Morgan's corporate, financial and accounting staff were substantially eliminated. On November 12, 2002, Morgan filed a Form 15 with the Securities and Exchange Commission to terminate its registration under Section 12(g) of the Exchange Act. Given the status of Morgan, Ernst & Young was unable to complete an audit of the Company for the year ended December 31, 2002.

In connection with the audits of the Company's financial statements for the year ended December 31, 2001 and the subsequent interim periods, there were no disagreements between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the matter in its report.

The Company has requested Ernst & Young to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Ernst & Young agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K. The Company will file Ernst & Young's letter within ten business days after the date of the filing of this Current Report on Form 8-K and in any event within two business days of the Company's receipt of such letter.

                                    SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Morgan Group Holding Co.

                                           /s/Robert E. Dolan
                                           ------------------------------
                                           Robert E. Dolan
                                           Chief Financial Officer




Date: May 12, 2003